SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2006
LOUDEYE CORP.
(Exact name of Registrant as specified in its charter)

Delaware	0-29583	91-1908833
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1130 Rainier Avenue South Seattle, Washington	98144
(Address of principal executive offices)	(Zip Code)
(206) 832-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
     On August 9, 2006, Loudeye issued a press release announcing its financial results for the second quarter ended June 30, 2006, and certain other information. A copy of Loudeye’s press release announcing these financial results and certain other information is furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 2.02.
     Loudeye management will conduct an audio webcast to discuss these financial results. The public is invited to listen in on this webcast. Management will discuss financial and operating results for the quarter and end the call with an audio question and answer session. Information regarding the second quarter 2006 results webcast is as follows:

Date:	Wednesday, August 9, 2006
Time:	5:00 p.m. EST / 2:00 p.m. PST
Audio Webcast:	5:00 p.m. EST / 2:00 p.m. PST; Webcast from
http://www.loudeye.com/en/aboutus/earningscalls.asp
     This webcast will be available until August 30, 2006 at 5:00 p.m. EST
Item 8.01 IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC
     Loudeye has agreed to file a proxy statement in connection with the proposed merger with Nokia under the Merger Agreement, which will be mailed to Loudeye stockholders. Investors and Loudeye’s stockholders are urged to read carefully the proxy statement and other relevant materials when they become available because they will contain important information about the merger. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed by Loudeye with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Loudeye by going to Loudeye’s corporate website at www.loudeye.com or by contacting: Investor Relations, Loudeye Corp., 1130 Rainier Avenue South, Seattle, Washington 98144.
     Loudeye and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. A description of any interests that Loudeye’s officers and directors have in the Merger will be available in the proxy statement. Information regarding certain of these persons and their beneficial ownership of Loudeye common stock as of March 1, 2006 is also set forth in the Schedule 14A filed by Loudeye on May 10, 2006 with the SEC with respect to Loudeye’s 2006 annual stockholders meeting. These documents are available free of charge at the SEC’s web site at www.sec.gov or by going to Loudeye’s corporate website at www.loudeye.com.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     99.1 Press Release dated August 9, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 9, 2006

Loudeye Corp.
By:	/s/ CHRIS J. POLLAK
Chris J. Pollak
Chief Financial Officer